Exhibit 10.5.5
FOURTH MODIFICATION AGREEMENT

DATE:		February 28, 2008

PARTIES:

	Borrower:	GLOBAL WATER RESOURCES, LLC, a Delaware limited liability company, GLOBAL WATER MANAGEMENT, LLC, a Delaware limited liability company, and GLOBAL WATER, INC. (f/k/a GLOBAL WATER RESOURCES, INC.), a Delaware corporation

	Borrower	21410 N. 19th Avenue, Suite 201
	Address:	Phoenix, AZ 85027
Attn: Trevor Hill

	Bank:	WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association

	Bank	100 W. Washington Street
	Address:	MAC S4101-251
Phoenix, AZ 85003
Attn: Keri Tignini, Vice President

RECITALS:
          A. Bank has extended to Borrower a revolving line of credit (the “Line of Credit”) in the maximum principal amount of Sixty Million and No/100 Dollars ($60,000,000.00), pursuant to that certain Amended and Restated Credit Agreement, dated December 9, 2005, as modified by that certain First Modification Agreement, dated July 1, 2006, that certain Second Modification Agreement, dated December 1, 2006 and that certain Third Modification Agreement, dated April 20, 2007 (as modified, the “Credit Agreement”), and evidenced by that certain $80,000,000 Third Amended and Restated Revolving Line of Credit Note dated April 20, 2007 (the “Note”). The maximum available amount of the Line of Credit was reduced from $80,000,000.00 to $60,000,000.00 upon the 2007 Revenue Bond Closing as more particularly referenced in Section 1.1(b) of the Credit Agreement. The unpaid principal outstanding under the Note as of the date hereof is $42,368,163.47. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Credit Agreement.
          B. The Line of Credit is secured by, among other things, the collateral as more particularly referenced in Section 1.3 of the Credit Agreement.

          C. Borrower has requested that Bank modify the Line of Credit and the Loan Documents as provided herein to, inter alia, (i) extend the Maturity Date to March 31, 2009 and (iv) modify the Rolling Four Quarter EBITDA Coverage Ratio. Bank is willing to so modify the Line of Credit and the Loan Documents, subject to the terms and conditions herein.
AGREEMENT:
For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Bank agree as follows:
1. ACCURACY OF RECITALS.
     Borrower acknowledges the accuracy of the Recitals.
2. MODIFICATION OF LOAN DOCUMENTS.
     2.1 The Loan Documents are modified as follows:
          2.1.1 The Maturity Date of the Line of Credit is hereby extended from March 31, 2008 to March 31, 2009. On the Maturity Date, Borrower shall pay to Bank the unpaid principal, accrued and unpaid interest, and all other amounts payable by Borrower under the Loan Documents as modified herein.
          2.1.2 Section 4.9(b) of the Credit Agreement is hereby deleted in its entirety and the following is inserted in place thereof:
     (b) Rolling Four Quarter EBITDA Coverage. Rolling Four Quarter EBITDA Coverage Ratio as of each fiscal quarter end not less than 1.35 to 1.0, with “Rolling Four Quarter EBITDA” defined as net profit before tax plus interest expense (net of capitalized interest expense), depreciation expense and amortization expense for the most recent four (4) quarters; provided, however, Bank shall exclude from the foregoing calculation the amount of any “impact fees” and any expenses related thereto, any cash flows pledged to any entity other than Bank (except for cash flows pledged in connection with the Revenue Bonds) and any non-recurring income (including, but not limited to, interest income and gains (or losses) on the sale of any utility company). “Rolling Four Quarter EBITDA Coverage Ratio” defined as Rolling Four Quarter EBITDA divided by the aggregate of interest expense based on the most recent four (4) quarters plus current maturities of long-term debt. “Revenue Bonds” defined as the “Bonds” as such term is defined in Section 5.7 of the Credit Agreement and the revenue bonds issued pursuant to the 2007 Revenue Bond Closing. If Borrower either (i) acquires a utility company during the term of any credit hereunder and/or (ii) divests itself of a utility company during the term of any credit hereunder, Borrower’s Rolling Four Quarter EBITDA shall be adjusted to either include the Rolling Four Quarter EBITDA of the acquired entity or exclude the Rolling Four Quarter EBITDA of the divested entity, as applicable, which shall be subject to adjustment and qualification by Bank.
     2.2 Each of the Loan Documents is modified to provide that it shall be a default or an event of default thereunder if Borrower shall fail to comply with any of the covenants of Borrower herein or if any representation or warranty by Borrower herein or by any guarantor in any related Consent and Agreement of Guarantor(s) is materially incomplete, incorrect, or misleading as of the date hereof.
     2.3 Each reference in the Loan Documents to any of the Loan Documents shall be a reference to such document as modified herein.
3. RATIFICATION OF LOAN DOCUMENTS AND COLLATERAL
     The Loan Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Line of Credit and the obligations of Borrower in the Loan Documents.
4. BORROWER REPRESENTATIONS AND WARRANTIES.
     Borrower represents and warrants to Bank:
     4.1 No default or event of default under any of the Loan Documents as modified herein, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Loan Documents as modified herein has occurred and is continuing.
     4.2 There has been no material adverse change in the financial condition of Borrower or any other person whose financial statement has been delivered to Bank in connection with the Line of Credit from the most recent financial statement received by Bank.
     4.3 Each and all representations and warranties of Borrower in the Loan Documents are accurate on the date hereof.
     4.4 Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Line of Credit or the Loan Documents as modified herein.
     4.5 The Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms.
     4.6 Borrower is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents as modified herein. The execution and delivery of this

Agreement and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower. This Agreement has been duly executed and delivered on behalf of Borrower. The certifications, representations and warranties made to Bank in those certain Corporate Resolutions and Limited Liability Certificates of Borrower, dated December 9, 2005 remain true and correct as of the date of this Agreement.
5. BORROWER COVENANTS.
     Borrower covenants with Bank:
     5.1 Borrower shall execute, deliver, and provide to Bank such additional agreements, documents, and instruments as reasonably required by Bank to effectuate the intent of this Agreement.
     5.2 Borrower fully, finally, and forever releases and discharges Bank and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity of Borrower, whether now known or unknown to Borrower, (i) in respect of the Line of Credit, the Loan Documents, or the actions or omissions of Bank in respect of the Line of Credit or the Loan Documents and (ii) arising from events occurring prior to the date of this Agreement.
     5.3 Contemporaneously with the execution and delivery of this Agreement, Borrower has paid to Bank:
          5.3.1 All the external costs and expenses incurred by Bank in connection with this Agreement (including, without limitation, outside attorneys’ fees).
6. EXECUTION AND DELIVERY OF AGREEMENT BY BANK.
     Bank shall not be bound by this Agreement until (i) Bank has executed and delivered this Agreement, (ii) Borrower has performed all of the obligations of Borrower under this Agreement to be performed contemporaneously with the execution and delivery of this Agreement, if any, and (iii) each guarantor of the Line of Credit and each pledgor of collateral has executed and delivered to Bank a Consent and Agreement of Guarantor(s) and Pledgor(s).
7. INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR WAIVER.
     The Loan Documents as modified herein contain the complete understanding and agreement of Borrower and Bank in respect of the Line of Credit and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Loan Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the parties thereto.

8. BINDING EFFECT.
     The Loan Documents, as modified herein, shall be binding upon and shall inure to the benefit of Borrower and Bank and their successors and assigns and the executors, legal administrators, personal representatives, heirs, devisees, and beneficiaries of Borrower; provided, however, Borrower may not assign any of its rights or delegate any of its obligations under the Loan Documents and any purported assignment or delegation shall be void.
9. CHOICE OF LAW.
     This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona, without giving effect to conflicts of law principles.
10. COUNTERPART EXECUTION.
     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.
DATED as of the date first above stated.

GLOBAL WATER RESOURCES, L.L.C. a Delaware limited liability company		WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ William S. Levine	By:	/s/ Keri Tignini

	William S. Levine, Manager		Keri Tignini, Vice President

GLOBAL WATER MANAGEMENT, LLC. a Delaware limited liability company

By:	/s/ William S. Levine

William S. Levine, Manager

GLOBAL WATER, INC., a Delaware corporation

By:	/s/ Trevor Hill

Trevor Hill, President

CONSENT AND AGREEMENT OF GUARANTORS AND PLEDGORS
     With respect to the Fourth Modification Agreement, dated February 28, 2008 (“Agreement”), among GLOBAL WATER RESOURCES, LLC, a Delaware limited liability company, GLOBAL WATER MANAGEMENT, LLC, a Delaware limited liability company, and GLOBAL WATER, INC., (f/k/a GLOBAL WATER RESOURCES, INC.), a Delaware corporation (collectively, “Borrower”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Bank”), WILLIAM S. LEVINE and LEVINE INVESTMENTS LIMITED PARTNERSHIP, an Arizona limited partnership (collectively, “Guarantors”) and TREVOR HILL, LEO COMMANDEUR, DANIEL CRACCHIOLO, ANDREW COHN, GRAHAM SYMMONDS and CINDY LILES (collectively, “Pledgors”) agree for the benefit of Bank as follows:
     1. Guarantors acknowledge (i) receiving a copy of and reading the Agreement, (ii) the accuracy of the Recitals in the Agreement, and (iii) the effectiveness of (A) those certain Continuing Guaranties dated December 9, 2005 (collectively the “Guaranty”), by the undersigned Guarantors for the benefit of Bank, as modified herein, and (B) any other agreements, documents, or instruments securing or otherwise relating to the Guaranty, as modified herein. The Guaranty and such other agreements, documents, and instruments, as modified herein, are referred to individually and collectively as the “Guarantor Documents”. All capitalized terms used herein and not otherwise defined shall have the meaning given to such terms in the Agreement.
     2. Pledgors acknowledge (i) receiving a copy of and reading the Agreement, (ii) the accuracy of the Recitals in the Agreement, and (iii) the effectiveness of (A) those certain Collateral Assignments of Member Interest dated December 9, 2005 (collectively the “Assignment”), by the undersigned Pledgors for the benefit of Bank, as modified herein, and (B) any other agreements, documents, or instruments relating to the Assignment, as modified herein. The Assignment and such other agreements, documents, and instruments, as modified herein, are referred to individually and collectively as the “Pledgor Documents”. All capitalized terms used herein and not otherwise defined shall have the meaning given to such terms in the Agreement.
     3. Guarantors and Pledgors consent to the modification of the Loan Documents and all other matters in the Agreement.
     4. Guarantors and Pledgors fully, finally, and forever release and discharge Bank and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits of whatever kind or nature, in law or equity, that Guarantor has or in the future may have, whether known or unknown, (i) in respect of the Line of Credit, the Loan Documents, the Guarantor Documents, the Pledgor Documents or the actions or omissions of Bank in respect of the Line of Credit, the Loan Documents, the Guarantor Documents or the Pledgor Documents and (ii) arising from events occurring prior to the date hereof.
     5. Guarantors and Pledgors agree that all references, if any, to the Note, the Credit Agreement, and the other Loan Documents in the Guarantor Documents and the Pledgor

Documents shall be deemed to refer to such agreements, documents, and instruments as modified by the Agreement.
     6. Guarantors reaffirm the Guarantor Documents and agree that the Guarantor Documents continue in full force and effect and remain unchanged, except as specifically modified by this Consent and Agreement of Guarantors and Pledgors. Any property or rights to or interests in property granted as security in the Guarantor Documents shall remain as security for the Line of Credit, the Guaranty and the obligations of Guarantors in the Guaranty.
     7. Pledgors reaffirms the Pledgor Documents and agrees that the Pledgor Documents continue in full force and effect and remain unchanged, except as specifically modified by this Consent and Agreement of Guarantors and Pledgors. Any property or rights to or interests in property granted as security in the Pledgor Documents shall remain as security for the Line of Credit.
     8. Guarantors represent and warrant that the Loan Documents, as modified by the Agreement, and the Guarantor Documents, as modified by this Consent and Agreement of Guarantors and Pledgors, are the legal, valid, and binding obligations of Borrower and the Guarantors, respectively, enforceable in accordance with their terms against Borrower and Guarantors, respectively.
     9. Pledgors represent and warrant that the Loan Documents, as modified by the Agreement, and the Pledgor Documents, as modified by this Consent and Agreement of Guarantors and Pledgors, are the legal, valid, and binding obligations of Borrower and the Pledgors, respectively, enforceable in accordance with their terms against Borrower and Pledgors, respectively.
     10. Guarantors represent and warrant that Guarantors have no claims, counterclaims, defenses, or off sets with respect to the enforcement against Guarantors of the Guarantor Documents.
     11. Pledgors represent and warrant that Pledgors have no claims, counterclaims, defenses, or offsets with respect to the enforcement against Pledgors of the Pledgor Documents.
     12. Guarantors and Pledgors represent and warrant that there has been no material adverse change in the financial condition of any Guarantor or Pledgor from the most recent financial statement received by Bank.
     13. Guarantors and Pledgors agree that this Consent and Agreement of Guarantors and Pledgors may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature and acknowledgment pages may be detached from the counterparts and attached to a single copy of this Consent and Agreement of Guarantors and Pledgors to physically form one document.

GUARANTORS:
/s/ WILLIAM S. LEVINE
WILLIAM S. LEVINE

LEVINE INVESTMENTS LIMITED PARTNERSHIP, an Arizona limited partnership
By:	/s/ William S. Levine
Name:	William S. Levine
Title:	General Partner

PLEDGORS:
/s/ Trevor Hill
Trevor Hill

/s/ Leo Commandeur
Leo Commandeur

/s/ Daniel Cracchiolo
Daniel Cracchiolo

/s/ Andrew Cohn
Andrew Cohn

/s/ Graham Symmonds
Graham Symmonds

/s/ Cindy Liles
Cindy Liles